EXHIBIT 10.1*

THIRD AMENDMENT

TO

LICENSE AGREEMENT

THIS THIRD AMENDMENT (this “Third Amendment”), dated as of June 1, 2011 (the “Effective Date”), to the License Agreement dated as of November 15, 2005 (together with its amendments, the “License Agreement”) by and between L.C. Licensing, Inc. a Delaware corporation with an office at c/o Liz Claiborne, Inc., 1441 Broadway, New York 10018 on the one hand (“Licensor”), and Movado Group, Inc., a New York Corporation with an office at 650 From Road, Paramus, New Jersey 07652 and Swissam Products Limited, a Hong Kong corporation with an office at 1406 World Finance Centre, North Tower, Harbour City, Tsimshatsui, Kowloon, Hong Kong together on the other hand (jointly and severally, “Licensee”).

WHEREAS, the Licensor and Licensee (together the “parties”) are parties to the License Agreement; and,

WHEREAS, the parties now desire to amend certain terms of the License Agreement, on and subject to the provisions herein.

NOW THEREFORE, in consideration of the premises, the mutual promises set forth below and for other good and valuable consideration, the sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

The term of the License Agreement is hereby extended for an additional five (5) years corresponding to the Renewal Term, as set forth on Schedule 3.1(c) of the License Agreement, on and subject to all of the provisions thereof.

2.	The following Schedules of the License Agreement are each hereby amended by deleting each such Schedule in its entirety and replacing it with the corresponding Schedule attached hereto:

(a)	Schedule 3.3(g) (MINIMUM NET SALES)

(b)	Schedule 7.2 (NATIONAL ADVERTISING, MARKETING AND COOP.)

(c)	Schedule 8.2 (GUARANTEED MINIMUM ROYALTIES)

3.	Except to the extent expressly modified by this Third Amendment, the License Agreement and all of its terms and conditions remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers to execute this Third Amendment as of the Effective Date.

L.C. LICENSING, INC.		MOVADO GROUP, INC.

By:	/s/ Mark Weisz	By:	/s/ Sallie A. DeMarsilis
	Name: Mark Weisz		Name: Sallie A. DeMarsilis
	Title: CFO JC		Title: SVP/CFO

SWISSAM PRODUCTS LIMITED

		By:	/s/ Timothy F. Michno
Name: TF Michno
Title: Director

*

CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED FROM SCHEDULES 3.3(g), 7.2 AND 8.2 AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (“1934 ACT”).

SCHEDULE 3.3(g) MINIMUM NET SALES

Licensee shall achieve Net Sales of Licensed Merchandise in the U.S. of $0 in Year 1 (2005) and * in Year 2 (2006). In each year thereafter, Licensee shall achieve Net Sales equal *

Initial Term:

YEAR	SALES
Year 3 (2007)
Year 4 (2008)
Year 5 (2009)	*
Year 6 (2010)
Year 7 (2011)

Renewal Term:

YEAR	SALES
Year 8 (2012)
Year 9 (2013)
Year 10 (2014)	*
Year 11 (2015)
Year 12 (2016)

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

SCHEDULE 7.2 NATIONAL ADVERTISING, MARKETING AND COOP.

Contract Year 1 (2005)	0

Contract Years 2-7 (2006-2011)	* of Net Sales of Licensed Merchandise in the current Contract Year or * , whichever is greater.

Each Contract Year of the Renewal Term (2012-2016)

* of Net Sales of Licensed Merchandise in the current Contract Year or * , whichever is greater. Without limiting the foregoing, Licensee shall expend no less than * of actual Net Sales of Licensed Merchandise made to Licensor on co-op marketing efforts with Licensee’s retail and e-commerce operations for expenditures related to the promotion of the Licensed Mark in the following manners/mediums (and any other manners/mediums Licensor may hereafter pre-approve in writing): national advertising (in addition to Image Fund), co-op advertising, digital medias, display materials and shop-in-shops, samples for merchandising, promotions and incentives.

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

SCHEDULE 8.2 GUARANTEED MINIMUM ROYALTIES (GMR)

The minimum royalty shall be $0 in Year 1 (2005) and * in Year 2 (2006). In each subsequent year, the minimum shall be * and the following base amount for such year:

Initial Term:

YEAR	MINIMUM ROYALTY
Year 3 (2007)
Year 4 (2008)
Year 5 (2009)	*
Year 6 (2010)
Year 7 (2011)

Renewal Term:

YEAR	MINIMUM ROYALTY
Year 8 (2012)
Year 9 (2013)
Year 10 (2014)	*
Year 11 (2015)
Year 12 (2016)

For the Second Contract Year, royalties in excess of the GMR will only be payable on sales that generate royalty revenue in excess of * .

Payment of Guaranteed Minimum Royalties: The minimum royalty for each Contract Year shall be paid in advance in four (4) equal quarterly installments, on the first day of Licensor’s fiscal quarters commencing January 1, 2006.

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

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